UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 26, 2010

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:  (404) 888-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

ATLANTA, GEORGIA, On January 26, 2010: Rollins, Inc., a nationwide consumer services company (NYSE:ROL), announced that its Board of Directors approved a 28.6% increase in the Company’s quarterly dividend. The increased regular quarterly dividend of $0.09 per share will be payable March 10, 2010 to stockholders of record at the close of business February 10, 2010. The Company hereby incorporates by reference herein the information set forth in its Press Release dated January 26, 2010 a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release Dated January 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: January 26, 2010	By:	/s/ Harry J. Cynkus
	Name:	Harry J. Cynkus
	Title:	Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)